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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    ------

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 15, 2001


                   Bear Stearns Depositor Inc., on behalf of
                Trust Certificates (TRUCs), Series 2001-1 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                333-58504-01                  13-7295550
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(State or other jurisdiction       (Commission                (I.R.S. employer
     of incorporation)              file number)             identification no.)
         c/o U.S. Bank Trust National Association
         100 Wall Street, Suite 1600
         New York, New York                                   10005
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------


                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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          Item 7.   Financial Statements, Pro-Forma Financial Information
                    and Exhibits.

                    (a)  Not Applicable.

                    (b)  Not Applicable.

                    (c)  Exhibits.

                         99.1 Trustee's Report in respect of the September 15, 2001 Distribution Date


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


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Trust Certificates (TRUCs), Series 2001-1
                                    Trust
                                    By:   U.S. Bank Trust National
                                          Association, not in its individual
                                          capacity, but solely as Trustee on
                                          behalf of Trust Certificates
                                          (TRUCs), Series 2001-1 Trust


                                   By:  /s/  Adam Berman
                                        ----------------
                                   Name:  Adam Berman
                                   Title: Trust Officer


Dated: March 28, 2003


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
                                 EXHIBIT INDEX

Exhibit                                                                             Page
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
99.1    Trustee's Report in respect of the September 15, 2001 Distribution Date       5


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